Exhibit 10.46

                               SECURITY AGREEMENT

         This Security Agreement, dated effective as of March 15, 2006 (this "Agreement"), is entered into by and between MedSolutions, Inc., a Texas corporation, on behalf of itself and its Subsidiaries (MedSolutions, Inc. and its Subsidiaries are referred to herein as the "Pledgor"), and Tate Investments, LLC, a Wisconsin limited liability company (the "Secured Party").

                                   WITNESSETH:

         WHEREAS, on even date herewith, pursuant to a Loan Agreement entered into between the Pledgor and the Secured Party on even date herewith (the "Loan Agreement"), the Pledgor has issued (i) a Convertible Secured Promissory Note (the "Note") to Secured Party evidencing indebtedness in the principal amount of $500,000.00 with simple interest thereon and payable in accordance with the terms set forth in the Note;

         WHEREAS, the Pledgor has agreed to secure the payment of the Note by the pledge to the Secured Party of all of the Pledgor's right, title, and interest in certain of the assets of Pledgor as set forth on Exhibit A attached hereto (the "Assets"); and

         WHEREAS, the Pledgor has previously executed a General Business Security Agreement dated as of July 15, 2005 in favor of Secured Party (the "General Business Security Agreement") under the terms of which Pledgor agreed to secure the payment of all debts, obligations and liabilities of Pledgor to Secured Party with the collateral described in the General Business Security Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and undertakings herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                    ARTICLE I
                                    ---------

                                     PLEDGE

         1.01 Pledge of Collateral. The Pledgor hereby grants to the Secured Party a continuing first-lien, security interest in the Assets, together with all proceeds thereto and accretions thereon (collectively, the "Collateral").

         1.02 Secured Obligation. The security interest granted by this Agreement shall secure: (i) the Pledgor's payment and performance under the Note, together with any and all renewals, extensions, and modifications of the same, and all costs of collection thereunder, (ii) the performance of Pledgor's obligations and liabilities hereunder, and (iii) all other debts, obligations and liabilities of Pledgor to or in favor of Secured Party, whether direct or indirect, absolute or contingent, liquidated or unliquidated, whether of the same or of a different nature and whether now existing or hereafter incurred or arising (all of the obligations and liabilities described in the preceding clauses (i) through (iii) are collectively referred to as the "Obligations").

         1.03 Termination of Agreement. This Agreement and the security interest created hereby shall terminate as of the date on which the Obligations, and any other amounts that the Pledgor may owe to the Secured Party as a result of this Agreement, including, but not limited to, Sections 3.03 and 3.06 below, are paid in full. Upon the termination of this Agreement, the Secured Party shall, as soon as practical but in no event later than 30 days, file a termination with respect to any financing statement(s) that may have been filed pursuant to this Agreement.



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

                                   ARTICLE II
                                   ----------

                  REPRESENTATIONS AND COVENANTS OF THE PLEDGOR

         2.01 Representations with Respect to the Collateral. The Pledgor represents and warrants that (i) the Pledgor has the legal capacity to enter into this Agreement; (ii) except for any financing statement that may be filed by the Secured Party with respect to the Collateral, no financing statement covering the Collateral, or any part thereof, has been filed with any filing officer or agency; (iii) no other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one created herein, has attached to or been perfected in the Collateral or in any part thereof; (iv) no dispute, right of setoff, counterclaim, or defense exists with respect to any part of the Collateral; (v) the Collateral is not subject to the interest of any third person, and the Pledgor will defend the Collateral and its proceeds against the claims and demands of any third person claiming against the Pledgor to the extent that such claims are adverse to the Secured Party's rights to the Collateral; (vi) the Pledgor has delivered true and correct asset descriptions of the Collateral; and (vii) the Pledgor is owner of the Collateral.

         2.02 Affirmative Covenants of the Pledgor. The Pledgor covenants and agrees to each and all of the following: (i) to promptly execute and deliver to the Secured Party all such other assignments, certificates, and supplemental writings, and to do all other acts or things, as the Secured Party may reasonably request in order more fully to evidence and perfect the security interest created herein; (ii) to promptly furnish the Secured Party with any information or writings that the Secured Party may reasonably request concerning the Collateral; (iii) to promptly notify the Secured Party of any change in any material fact or circumstances warranted or represented by the Pledgor in this Agreement or in any other writings furnished by the Pledgor to the Secured Party in connection with the Collateral; (iv) to promptly notify the Secured Party of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the security interest herein, and at the request of the Secured Party, to appear in and defend, at the Pledgor's sole expense, any such action or proceeding; (v) to promptly pay to the Secured Party the amount of all court costs and reasonable attorneys' fees incurred by the Secured Party in the enforcement of its rights hereunder; (vi) demand, notice, protest, notice of intent to accelerate, notice of acceleration and all demands and notices of any action taken by the Secured Party under this Security Agreement or in connection with the Note, except as otherwise provided in this Security Agreement, are hereby waived, and any indulgence of the Secured Party, substitution for, or exchange or release of, Collateral, in whole or in part, or addition or release of any person liable on the Collateral is hereby assented and consented to by the Pledgor; (vii) the Pledgor will not subject the Collateral to any lien or security interest, except in favor of the Secured Party, or assign any part or all of the Collateral to any party other than the Secured Party; (ix) the Pledgor shall pay prior to delinquency all taxes, charges, liens and assessments against the Collateral, and upon the Pledgor's failure to do so, the Secured Party, at its option, may pay any of them and (x) procure and maintain insurance against loss, theft, destruction, or damage to the Collateral for the full insurable value thereof, with such insurers as are reasonably acceptable to the Secured Party, plus other insurance thereon in the amounts and against such risks as the Secured Party may reasonably specify, and promptly deliver an original copy of each policy to the Secured Party, with a standard lender's loss payable clause in favor of the Secured Party, as well as a clause requiring the insurer to provide the Secured Party at least thirty (30) days' prior written notice of the cancellation, expiration, termination or any material change in the coverage afforded under any such policy. Such payment shall become part of the indebtedness and obligations secured by this Security Agreement and shall be paid to the Secured Party by the Pledgor immediately and without demand, with interest thereon at the Default Rate (as such term is defined in the Note).

         2.03 Negative Covenants of the Pledgor. The Pledgor covenants and agrees that, without the prior written consent of the Secured Party, the Pledgor will not (i) sell, assign, or transfer any of the Pledgor's rights in the



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

Collateral other than in the ordinary course of business with respect to inventory; or (ii) create or permit the Collateral to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character senior to the security interest created herein in favor of the Secured Party.

                                   ARTICLE III
                                   -----------

              DEFAULT AND RIGHTS AND REMEDIES OF THE SECURED PARTY

         3.01 Definition of Default. The term "Default," as used herein, means the occurrence of any of the following events: (i) the failure of the Pledgor to make any payment (whether at maturity or otherwise) of principal or interest on the Obligations when due and payable; (ii) the failure of the Pledgor to perform any material covenant, agreement, or condition contained herein, or in the "Loan Documents" or the "Transaction Documents" (as defined in the Loan Agreement);
(iii) the levy against the Collateral, or any part thereof, of any execution, attachment, sequestration, or other writ; (iv) the appointment of a receiver with respect to the Collateral, or any part thereof; (v) the filing by the Pledgor, by way of petition or answer, of any petition or other pleading seeking relief as a debtor, or an adjustment of the Pledgor's debts, or any other relief under any bankruptcy, reorganization, or insolvency laws now or hereafter existing; (vi) the receipt by the Secured Party of information establishing that any representation or warranty made by the Pledgor herein or in the Loan Documents or Transaction Documents is false, misleading, or erroneous in any material respect; or (vii) the occurrence of any Event of Default, as defined in the Loan Documents or Transaction Documents.

         3.02 Remedies Upon Event of Default. Upon the occurrence of a Default and the continuance thereof, in addition to any and all other rights and remedies that the Secured Party may then have hereunder, under the Uniform Commercial Code as enacted in the State of Texas (the "Code"), or otherwise, the Secured Party at its option may, subject to any limitation or restriction imposed by any applicable bankruptcy, insolvency, or debtor-relief law, (i) after notification required pursuant to Section 3.03 hereof, sell or otherwise dispose of, at the Pledgor's principal place of business, or elsewhere, as chosen by the Secured Party, all or any part of the Assets, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Assets shall not exhaust the Secured Party's power of sale, but sales may be made from time to time until all of the Assets have been sold or until the Obligations have been paid in full), and at any such sale it shall not be necessary to exhibit the Assets; (ii) reduce its claim to judgment, foreclose, or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (iii) with the consent of the Pledgor, retain the Collateral in complete satisfaction of the Obligations whenever the circumstances are such that the Secured Party is entitled to do so under the Code, provided only that the Secured Party comply with all applicable procedural requirements imposed by the Code; (iv) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof; (v) buy the Collateral at any public sale; and (vi) buy the Collateral at any private sale if the collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations. The Secured Party shall be entitled to apply the proceeds of any distribution, sale, or other disposition of the Collateral in the following order: first, to the payment of all of its reasonable expenses incurred as a result of the Pledgor's Default, including, but not limited to, holding and preparing the Collateral, or any part thereof, for sale or other disposition, in arranging for such sale or other disposition, and in actually selling the same (including, without limitation, attorneys fees and expenses); and second, toward payment of the Obligations in such order and manner as the Secured Party, in its discretion, may deem advisable. Except in the case of clause (iii) above, the Secured Party shall remit to the Pledgor any surplus. If the proceeds are not sufficient to satisfy the Obligations in full, the Pledgor shall remain personally liable for any deficiency with respect thereto.



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

         3.03 Sale of Collateral. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Pledgor, and to any other person entitled under the Code to notice; provided, however, that if the Collateral is declining, or threatens to decline, speedily in value, or is of a type customarily sold on a recognized market, the Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than 20 calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this Section 3.03.

         3.04 Marshalling, Etc. The Secured Party shall not be required to make any demand upon or pursue or exhaust any of its rights or remedies against Pledgor or others with respect to the payment of Obligations, and shall not be required to marshal the Collateral or to resort to the Collateral in any particular order and all of the rights of the Secured Party hereunder shall be cumulative. To the extent that it lawfully may, Pledgor hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and does hereby covenant not to assert against the Secured Party, any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement or in respect of the Collateral. To the extent it lawfully may, without limiting the generality of the foregoing, Pledgor hereby agrees that it will not invoke or utilize any law which might cause delay in, or impede, the enforcement of the Secured Party's rights under this Security Agreement and hereby waives the same.

         3.05 Course of Dealing. No course of dealing between Pledgor and the Secured Party shall operate as a waiver of any rights of the Secured Party under this Security Agreement or in respect of the Collateral or the Obligations. No delay or omission on the part of the Secured Party in exercising any right under this Security Agreement in respect of the Collateral or any Obligations shall operate as a waiver of such right or any other right hereunder. A waiver on any one occasion shall not be construed as a bar or waiver of any right and/or remedy on any other occasion. No waiver, amendment to, or other modification of this Security Agreement shall be effective unless it is in writing and signed by the Secured Party.

         3.06 Attorneys' Fees and Costs. All costs and expenses, including attorneys' fees incurred by the Secured Party in any and all efforts made to enforce payment of the Obligations or otherwise to effect collection of or against any of the Collateral, all of the Secured Party's costs and expenses, including reasonable attorneys' fees and legal expenses incurred in connection with the entering into, modification, administration and enforcement of this Security Agreement and/or the instituting, maintaining, preserving, enforcing and foreclosing the Secured Party's security interest in the Collateral, whether through judicial process (in or outside of bankruptcy proceedings) or otherwise shall be charged to and paid by Pledgor, upon demand by the Secured Party, and shall be part of the Obligations.

                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS

         4.01 Rights and Remedies Cumulative. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy that the Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent



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exercise  of other  rights or  remedies.  Should  the  Pledgor  have  heretofore executed or hereafter execute any other security agreement in favor of the Secured Party, the security interest therein created and all other rights, powers, and privileges vested in the Secured Party by the terms thereof shall exist concurrently with the security interest created herein.

       4.02 Binding Agreement. This Security Agreement shall be binding upon and inure to the benefit of the respective successors, representatives, and assigns of the Pledgor and the Secured Party, provided, however, that the Pledgor may not assign or transfer its rights or duties hereunder without the prior written consent of the Secured Party.

         4.03 Waiver of Rights. No waiver by the Secured Party of any Default shall be deemed to be a waiver of any other subsequent Default, nor shall any such waiver by the Secured Party be deemed to be a continuing waiver. No delay or omission by the Secured Party in exercising any right or power hereunder, or under any other writings executed by the Pledgor as security for or in connection with the Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Secured Party hereunder or under such other writings.

         4.04 Subrogation. If the Obligations, or any part thereof, be given in renewal or extension, or applied toward the payment of indebtedness secured by mortgage, pledge, security agreement, or other lien, the Secured Party shall be, and is hereby, subrogated to all of the rights, titles, security interests, and other liens securing the indebtedness so renewed, extended, or paid.

         4.05 Usury Savings Clause. No provision herein shall require the payment or permit the collection of interest in excess of the maximum permitted by law, if any. If any excess of interest in such respect is provided for herein, the provisions of this Section 4.05 shall govern, and the Pledgor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law.

         4.06 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WISCONSIN WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES OR CHOICE OF LAWS RULES THEREOF.

         4.07 Agreement as Financing Statement. The Secured Party shall have the right at any time to execute and file this Agreement as a financing statement within the meaning of the Code, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement.

         4.08 Further Assurances. Each party hereto agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

         4.09 Severability. In the event that any of the provisions, or portions thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

         4.10 Construction. Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular.



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

         4.11 Gender. Any references herein to the masculine gender, or to the masculine form of any noun, adjective, or possessive, shall be construed to include the feminine or neuter gender and form, and vice versa.

         4.12 Headings. The headings contained in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions contained herein.

         4.13 Location of Collateral; Change of Name, Etc. Pledgor represents, warrants and covenants that:

                  (a) The Pledgor's chief executive office and the books and records relating to the Collateral are located at the Pledgor's place of business at 12750 Merit Drive, Park Central VII, Suite 770, Dallas, Texas 75251.

                  (b) Pledgor will not move its chief executive office or the books and records specified in subsection (a) of this Section 4.13, change its name or change the choice of legal entity under which it operates or the state under whose laws it is organized, without the Secured Party's prior written consent.

         4.14 Inurement. Subject to the restrictions against transfer or assignment as herein contained, the provisions of this Agreement shall inure to the benefit of, and shall be binding on, the assigns, successors in interest, personal representatives, estates, heirs, and legatees of each of the parties hereto.

         4.15 Amendment. This Agreement may be amended only by the unanimous written consent of the parties hereto.

         4.16 Entire Agreement. This Agreement, the Loan Agreement, the Note and the Loan Documents and Transaction Documents contain the entire understanding between the parties hereto concerning the subject matter contained herein, and there are prior or contemporaneous no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein or therein.

         4.17 Multiple Counterparts. This Agreement may be executed in multiple counterparts, including by facsimile signature, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.



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

         IN WITNESS WHEREOF, the parties to this Agreement have set their respective hands hereto as of the date first written above.


                                          PLEDGOR:

                                          MedSolutions, Inc.



                                          By: /s/ Matthew H. Fleeger
                                             -----------------------------------
                                             Matthew H. Fleeger, President/CEO


                                          SECURED PARTY:

                                          Tate Investments, LLC
                                          By:  Tate Revocable Trust, sole member


                                          By: /s/ Joseph P. Tate
                                             -----------------------------------
                                             Joseph P. Tate, Trustee











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                                    Exhibit A
                                    ---------

                                     ASSETS


PIWS 3000 mobile treatment units with serial numbers 3 and 6

[Motor Vehicle Description]

[Containers Description]